UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2010
Date of Report (Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-33894	98-0459178
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Unit 1 – 15782 Marine Drive
White Rock, British Columbia, Canada	V4B 1E6
(Address of principal executive offices)	(Zip Code)

(604) 536-2711
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2010, the Registrant entered into an Agency Agreement with Haywood Securities Inc. (the “Agent”)  pursuant to which the Registrant and the Agent are conducting a best efforts agency offering of up to 9,412,000 units (“Units”) at a price of Cdn$0.60 per Unit for gross proceeds of Cdn$5,647,200 (the “Canadian Offering”).  Each Unit consists of one common share of the Registrant and one half of one common share purchase warrant. Each whole common share purchase warrant will entitle the holder to purchase one common share of the Registrant at a price of Cdn$0.80 per share at any time following the closing of the Canadian Offering until 5:00 p.m. (Vancouver time) on the date that is 24 months after the closing of the Canadian Offering.

In connection with the Canadian Offering, the Registrant has agreed to pay to the Agent a commission of 7% of the aggregate gross proceeds, or Cdn$0.042 per unit. As additional compensation, the Registrant  has agreed to grant to the Agent up to 658,840 non-transferable common share purchase warrants with an exercise price of Cdn$0.80, exercisable for a period of 24 months after the closing of the Canadian Offering.  The Agent's warrants will entitle the Agent to purchase that number of warrant shares which is equal to 7% of the number of units sold under the Canadian Offering. No commission will be payable by the Registrant to the Agent in connection with the distribution of warrant shares upon the exercise of the warrants or the Agent's warrants issued in the Canadian Offering.

The foregoing description of the Canadian Offering is qualified in its entirety by reference to the Agency Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Concurrently with the Canadian Offering, the Registrant is offering up to 1,666,666 Units directly and solely to purchasers in the United States pursuant to Subscription Agreements by and between the Registrant and each of the purchasers (the “U.S. Offering”).  The Units being offered by the Registrant in the U.S. Offering are being offered at the same price as the Units in the Canadian Offering and have the same terms and conditions as the Units offered in the Canadian Offering.  In accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC"), the offering price for the Units offered in the U.S. Offering is payable in U.S. dollars.  The U.S. dollar amount of the offering price is US$0.57 (the equivalent of the Canadian dollar amount based on the closing buying rate of the Bank of Canada on June 9, 2010 of $1.00 = US$0.9576).  Based on this conversion rate the aggregate gross proceeds to the Registrant from the U.S. Offering, prior to the deduction of expenses, is expected to be US$949,999.62.

A form of the Subscription Agreement to be used in the U.S. Offering is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

The Units are being offered in the Canadian Offering and the U.S. Offering pursuant to final prospectus supplements to the Registrant’s base shelf prospectus contained in the Registrant's effective shelf registration statement on Form S-3 (File No. 333-165842), which was declared effective by the SEC on May 6, 2010, and pursuant to final prospectus supplements to the Registrant's base shelf prospectus, dated May 4, 2010, filed with securities regulatory authorities in each of the provinces of British Columbia, Alberta and Ontario.

Item 9.01. Exhibits.

Exhibit	Description
5.1	Legal Opinion of Stikeman Elliott LLP with respect to the Canadian Offering*
5.2	Legal Opinion of Stikeman Elliott LLP with respect to the U.S. Offering*
10.1	Agency Agreement, dated June 10, 2010
10.2	Form of Subscription Agreement

*
The legal opinions of Stikeman Elliot LLP, attached hereto as Exhibits 5.1 and 5.2, are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-165842) filed with the SEC on April 1, 2010 and declared effective on May 6, 2010, pursuant to the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: June 10, 2010	By:	/s/ “Doris Meyer”
Doris Meyer Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
5.1	Legal Opinion of Stikeman Elliott LLP with respect to the Canadian Offering*
5.2	Legal Opinion of Stikeman Elliott LLP with respect to the U.S. Offering*
10.1	Agency Agreement, dated June 10, 2010
10.2	Form of Subscription Agreement

*
The legal opinions of Stikeman Elliot LLP, attached hereto as Exhibits 5.1 and 5.2, are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-165842) filed with the SEC on April 1, 2010 and declared effective on May 6, 2010, pursuant to the United States Securities Act of 1933, as amended.